                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 March 1, 2001


                           V. I. TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

                Delaware                          0-24241                        11-3238476
     (State or other jurisdiction           (Commission File No.)      (IRS employer identification
     of incorporation or organization)                                            number)

                              134 Coolidge Avenue
                        Watertown, Massachusetts 02472
                                (617) 926-1551
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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ITEM 5. OTHER EVENTS

     On March 1, 2001 we entered into a Share Purchase Agreement (the "Share Purchase Agreement") with The State of Wisconsin Investment Board ("SWIB"), pursuant to which SWIB agreed to purchase 1,666,667 shares (the "Shares") of our common stock, par value $.01 per share ("Common Stock"), for an aggregate purchase price of $10,000,002, or $6.00 per share. We issued and sold the Shares to SWIB on March 2, 2001 (the "Closing Date") in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated under the Securities Act.

     Under the terms of the Share Purchase Agreement, we are required to file a registration statement on Form S-3 (or if we are ineligible to use Form S-3, on Form S-1), relating to the sale of the Shares by SWIB, no later than March 22, 2001.

     In the Share Purchase Agreement we also covenanted within thirty (30) days of the Closing Date to adopt amendments to our By-laws providing that, unless approved by the holders of a majority of the shares of our capital stock present and entitled to vote at a duly convened meeting of our shareholders, we will not
(i) grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant; (ii) reduce the exercise price of any stock option granted under any existing or future stock option plan; or (iii) sell or issue any security convertible, exercisable or exchangeable into shares of Common Stock, having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock (other than pursuant to customary anti-dilution provisions).

     The description of the Share Purchase Agreement contained above is qualified in its entirety by the full text of the agreement included in this Form 8-K as an exhibit. You are encouraged to read the Share Purchase Agreement in its entirety.

ITEM 7. EXHIBITS

     EXHIBIT                                 DESCRIPTION OF DOCUMENT
                                             -----------------------
     NUMBER
     ------

      99.1 Share Purchase Agreement by and among V.I. Technologies, Inc. and The State of Wisconsin Investment Board, dated as of March 1, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 V. I. TECHNOLOGIES, INC.


Dated: March 9, 2001             By: /s/ John R. Barr
                                     --------------------------------------
                                     John R. Barr, President and Chief Executive
                                     Officer
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                                 EXHIBIT INDEX

Exhibit
  No.        Description
 --------    -----------

99.1 Share Purchase Agreement by and among V.I. Technologies, Inc. and The State of Wisconsin Investment Board, dated as of March 1, 2001.